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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-A





                                  DYNAMEX INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                86-0712225
        (State of incorporation)           (I.R.S. Employer Identification No.)

          1431 Greenway Drive                             75038
               Suite 345                                (Zip Code)
             Irving, Texas
(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class               Name of each exchange on which
            to be so registered               each class is to be registered

        Common Stock, $.01 par value             American Stock Exchange


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ X ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [ ]


Securities Act registration statement file number to which this form relates:
333-05293


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information contained in the registrant's Registration Statement on Form S-1 No. 333-05293 under the caption "Description of Capital Stock" is incorporated herein by reference.

ITEM 2.  EXHIBITS

         None



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  DYNAMEX INC.




Dated:     May 13, 1999           By:  /s/ Ray E. Schmitz
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                                       Ray E. Schmitz
                                       Vice President - Controller